UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 29, 2025

USIO, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2025, we entered into an amendment to the Independent Director Agreement executed on May 5, 2017, with Brad Rollins, a member of our Board of Directors. Under the terms of the amendment, Mr. Rollins’s new quarterly compensation shall be two thousand dollars ($2,000.00).

On August 28, 2025, we entered into an amendment to the Independent Director Agreement executed on April 1, 2019, with Blaise Bender, a member of our Board of Directors. Under the terms of the amendment, Mr. Bender’s new quarterly compensation shall be two thousand dollars ($2,000.00), and as the Chair of the Audit Committee, Mr. Bender shall receive twenty thousand dollars ($20,000.00) upon timely, including extensions granted by the SEC, and compliant filing of the 10K each year.

On August 28, 2025, we entered into an amendment to the Independent Director Agreement executed on August 29, 2020, with Ernesto R. Beyer de la Garza, a member of our Board of Directors. Under the terms of the amendment, Mr. Beyer’s new quarterly compensation shall be two thousand dollars ($2,000.00).

On August 28, 2025, we entered into an amendment to the Independent Director Agreement executed on June 16, 2022, with Michelle Miller, a member of our Board of Directors. Under the terms of the amendment, Ms. Miller’s new quarterly compensation shall be two thousand dollars ($2,000.00).

The foregoing description of the Independent Director Agreements is not complete and is qualified in its entirety by reference to the full text of the amendment to the Independent Director Agreements, copies of which are being filed herewith as Exhibits to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

10.1	First Amendment to the Independent Director Agreement Dated to be effective as of August 28, 2025, by and between the Company and Brad Rollins
10.2	First Amendment to the Independent Director Agreement Dated to be effective as of August 28, 2025, by and between the Company and Blaise Bender
10.3	First Amendment to the Independent Director Agreement Dated to be effective as of August 28, 2025, by and between the Company and Ernesto R. Beyer de la Garza
10.4	First Amendment to the Independent Director Agreement Dated to be effective as of August 28, 2025, by and between the Company and Michelle Miller
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 29, 2025	USIO, INC. By: /s/ Louis A. Hoch Name: Louis A. Hoch Title: Chief Executive Officer and President